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                                                                    Exhibit 10.2

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                        REVOLVING CREDIT LOAN AGREEMENT


         This First Amendment to Amended and Restated Revolving Credit Loan Agreement (the "Amendment"), dated as of September 20, 1995, is made and entered into by and among Rocky Shoes & Boots, Inc., an Ohio corporation ("Rocky Inc."), Rocky Shoes & Boots Co., an Ohio corporation ("Rocky Co."), Five Star Enterprises Ltd., a Cayman Islands corporation ("Five Star"), and Lifestyle Footwear, Inc., a Delaware corporation ("Lifestyle") (the foregoing parties being referred to herein individually as a "Borrower" and collectively as the "Borrowers"), NBD Bank, an Ohio banking corporation ( "NBD"), Bank One, Columbus, NA, a national banking association ("Bank One") (NBD and Bank One being referred to herein individually as a "Bank" and collectively as the "Banks"), and NBD Bank, as Agent (the "Agent"), acting in the manner and to the extent described in Article IX of the Agreement (as defined herein).

                             BACKGROUND INFORMATION
                             ----------------------

         A. The Borrowers, the Banks and the Agent entered into a certain Amended and Restated Revolving Credit Loan Agreement, dated as of March 30, 1995 (the "Agreement"), pursuant to which the Banks agreed to provide revolving credit loans to the Borrowers, upon and subject to the terms and conditions as set forth in the Agreement.

         B. The Borrowers have requested a waiver and amendment of the Agreement, and the Banks are willing to give such waiver and to amend the Agreement, upon and subject to the terms and conditions as hereinafter set forth.

                                   PROVISIONS
                                   ----------

         NOW, THEREFORE, in consideration of the foregoing, the provision of the agreements and covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Banks, the Agent and the Borrowers hereby agree as follows (capitalized terms not defined herein shall have the meanings set forth in the Agreement):

         SECTION 1. WAIVER. Without giving effect to the amendment of the Agreement set forth in Section 2(c) below, the Banks hereby waive compliance by the Borrowers with respect to the covenant regarding Capital Expenditures set forth in Section 7.2(l)(v)(x) of the Agreement, specifically that the Borrowers shall not permit Capital Expenditures to exceed $5,500,000 in Fiscal Year 1995.

         SECTION 2.       AMENDMENT OF THE AGREEMENT.

                 (a)      The definition of "FISCAL YEAR" set forth in Section
1.1 of the Agreement is amended in its entirety to provide as follows:
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                          "FISCAL YEAR" shall mean, as to the Borrowers, (a)
         any period of twelve consecutive calendar months ending on June 30 through and including June 30, 1995, and (b) any period of twelve consecutive calendar months ending on December 31 beginning with December 31,1996.

                 (b) Section 7.2(l)(ii) of the Agreement shall be amended in its entirety to provide as follows:

                          (ii) CONSOLIDATED TANGIBLE NET WORTH. Permit Consolidated Tangible Net Worth to be less than $22,400,000, which amount shall increase (x) annually on the last day of each Fiscal Year by 75% of Consolidated Earnings for such Fiscal Year (but not decreased by any losses), commencing with the Fiscal Year ending June 30, 1995, and (y) by 75% of Consolidated Earnings for the six-month interim period ending December 31, 1995 (but not decreased by any losses).

                 (c) Without affecting the waiver given in Section 1 above, Section 7.2(l)(v) of the Agreement shall be amended in its entirety to provide as follows:

                          (v) CAPITAL EXPENDITURES. Permit Capital Expenditures to exceed (w) $5,500,000 in Fiscal Year 1995, (x) $1,000,000 in the interim six-month period from July 1, 1995 through and including December 31, 1995, (y) $1,500,000 in the Fiscal Year ending December 31, 1996, and (z) $2,000,000 in each Fiscal Year thereafter.

         SECTION 3. TRUTH OF REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The Borrowers hereby represent and warrant that the following shall be true and correct as of the date of this Amendment:

                 (a) The representations and warranties of the Borrower contained in Article V of the Agreement are true and correct on and as of the date of this Amendment as if made on and as of such date unless stated to relate to a specific earlier date;

                 (b) No event or condition exists which constitutes a Default or an Event of Default;

                 (c) All financial information heretofore provided to the Banks and the Agent is true, accurate and complete in all material respects; and

                 (d) Neither this Amendment nor any other document, certificate or written statement furnished to the Banks or to the Agent by or on behalf of the Borrowers in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.





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         SECTION 4.       REAFFIRMATION OF LIABILITY.  The Borrowers hereby
reaffirm their respective liability to the Banks under the Agreement and all other agreements and instruments executed by the Borrowers for the benefit of the Banks in connection with the Agreement (the "Bank Documents"). In addition, the Borrowers agree that the Banks and the Agent have performed all of their respective obligations under the Agreement and the Bank Documents and that neither the Banks are, nor the Agent is, in default under any obligation they have or it has or any of them ever did have to the Borrowers under the Agreement, the Bank Documents or any other agreement.

         SECTION 5. EFFECTIVENESS OF AMENDMENT. All of the terms, covenants and conditions of, and the obligations of the Borrowers under, the Agreement and the Bank Documents shall remain in full force and effect as amended hereby.

         SECTION 6. PRESERVATION OF EXISTING SECURITY INTERESTS. Each mortgage, security interest, pledge, assignment, lien or other conveyance or encumbrance of any right, title, or interest in any Collateral or other property of any kind delivered to the Banks and/or the Agent at any time by the Borrowers or any Person in connection with the Agreement or the Bank Documents or to secure the performance of the obligation of the Borrowers under the Agreement and the Bank Documents shall remain in full force and effect following the execution of this Amendment.

         SECTION 7. RESERVATION OF RIGHTS; EFFECTIVE INSOLVENCY PROCEEDING. Nothing herein shall be construed to release, waive, relinquish, discharge, or in any other manner modify or affect the ability of any party hereto to contest to the discharge or dischargeability in bankruptcy of the obligation of any Person or entity in connection with the Agreement and the Bank Documents.

         SECTION 8. GOVERNING LAW. This Amendment is being delivered, and is intended to be performed in, the State of Ohio and shall be construed and enforced in accordance with, and governed by, the laws of the State of Ohio.

         SECTION 9. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 10. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 11. HEADINGS. The headings of the sections of this Amendment are for convenience only and shall not affect the construction or interpretation of this Amendment.





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         SECTION 12.      INTERPRETATION.  This Amendment is to be deemed to
have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against any party but shall be interpreted according to the rules for the interpretation of arm's length agreements.

         SECTION 13. WAIVER OF JURY TRIAL. THE BANKS, THE AGENT AND EACH BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWING, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY RELATED INSTRUMENT OF AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE AGENT'S OR THE BANKS' ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NEITHER THE BANKS, THE AGENT NOR THE BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BANKS, THE AGENT OR THE BORROWERS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

BORROWERS:                                         BANKS:

ROCKY SHOES & BOOTS, INC.,                         NBD BANK,
  an Ohio corporation                                an Ohio banking corporation

By: /s/ Mike Brooks                                By: /s/ Kathleen T. Coleman
   -----------------------------------                -----------------------------------
Title: President & CEO                             Title: Second Vice President
      --------------------------------                   --------------------------------



ROCKY SHOES & BOOTS CO.,                           BANK ONE, COLUMBUS, NA,
  an Ohio corporation                                a national banking association

By: /s/ David Fraedich                             By: /s/ Elizabeth E. Cadwallader
   -----------------------------------                -----------------------------------

Title: Executive Vice President & CFO              Title: Vice President
      --------------------------------                   --------------------------------






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
FIVE STAR ENTERPRISES, LTD.,                       AGENT:
  a Cayman Islands corporation
                                                   NBD BANK, AS AGENT,
By: /s/ Mike Brooks                                 an Ohio banking corporation
   -----------------------------------

Title: President & CEO                             By: /s/ Kathleen T. Coleman
      --------------------------------                -----------------------------------

                                                   Title: Second Vice President
                                                         --------------------------------
LIFESTYLE FOOTWEAR, INC.,
  a Delaware corporation

By: /s/ David Fraedrich
   -----------------------------------

Title: Executive Vice President & CFO
      --------------------------------





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